Exhibit 10.5

EXECUTION VERSION

JOINDER AND ASSUMPTION AGREEMENT

OF NAI GUARANTORS

December 21, 2015

Reference is made to the Second Amended and Restated Term Loan Agreement, dated as of August 25, 2014 and effective as of January 30, 2015 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) among Albertson’s LLC, a Delaware limited liability company (“Parent Borrower”), Safeway Inc. (“Safeway”), the other co-borrowers party thereto (such term and each other capitalized term used but not defined herein having the meaning given to it in Section 1 of the Credit Agreement), the existing Guarantors party thereto, the Lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, in its capacity as administrative agent and collateral agent (the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to Section 9.9 of the Credit Agreement, Subsidiaries are required to become Co-Borrowers or Guarantors by executing and delivering a joinder agreement to the Credit Agreement to the Agent;

WHEREAS, each of the Subsidiaries listed on the signature page as an Additional Guarantor (collectively, the “Additional Guarantors”) is executing this Joinder and Assumption Agreement in order to become a Guarantor pursuant to Section 9.9 of the Credit Agreement;

NOW, THEREFORE, the Agent and the Additional Guarantors hereby agree as follows:

1. Assumption of Agreements and Obligations. Each of the Additional Guarantors hereby expressly assumes, confirms and agrees to perform and observe all of the rights, indebtedness, Obligations, covenants, agreements, terms, conditions, duties and liabilities as “Guarantor” under the applicable Guaranty, and in any other capacity in which any existing Guarantor is a party under and, to the extent when entered into, to any of the Financing Agreements and any and all certificates and other documents executed by any existing Guarantor in connection therewith as fully as if the Additional Guarantors were originally the obligor in respect thereof and the signatory thereto as applicable. Upon the Additional Guarantors execution of this Agreement, and each such applicable Financing Agreement when entered into is hereby and will be thereby deemed to be amended to the extent, but only to the extent, necessary for the Additional Guarantors to become a party thereunder and to effect the assignment and assumption provided for hereby. In accordance with Section 9.9 of the Credit Agreement, each of the Additional Guarantors by its respective signature below becomes a Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Guarantor. Notwithstanding the foregoing, upon effectiveness of Amendment No.1 to the Credit Agreement, New Albertson’s, Inc. will be deemed to be a “Borrower” under the Credit Agreement and shall be treated as such for purposes of the Credit Agreement and, to the extent entered into, the other applicable Financing Agreements.

2. Representations and Warranties. Each of the Additional Guarantors hereby (a) agrees to all the terms and provisions of the Credit Agreement and , to the extent entered into, the other Financing Agreements applicable to it as an Guarantor thereunder and (b) represents and warrants that the representations and warranties applicable to such Guarantor are true and correct in all material respects as if made on and as of the date hereof; provided that each reference to the Agreement therein shall be deemed to be a reference to the Agreement as in effect on the date hereof. Each reference to a Guarantor in the Credit Agreement and, to the extent applicable, the other Financing Agreements shall be deemed to include the Additional Guarantors. New schedules to the Credit Agreement for the Additional Guarantors are hereby attached hereto as Annex A.

3. Severability. Any provision of this Joinder and Assumption Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4. Effects on Financing Agreements. Except as expressly supplemented hereby, all existing Financing Agreements shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Joinder and Assumption Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Financing Agreements, nor constitute a waiver of any provision of the Financing Agreements. Notwithstanding anything to the contrary herein, the terms of this Joinder and Assumption Agreement with respect to the Additional Guarantors (and New Albertson’s, Inc. as a “Borrower”) shall become effective on the date and time that Amendment No. 1 to the Credit Agreement becomes effective.

5. Amendments; Execution in Counterparts; Notices. This Joinder and Assumption Agreement shall not constitute a supplement of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Agent. Except as expressly supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

6. Governing Law; Waiver of Jury Trial. THIS JOINDER AND ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 12.1 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.

7. Financing Agreement. This Joinder and Assumption Agreement shall constitute a “Financing Agreement” for all purposes of the Credit Agreement and the other Financing Agreements.

8. Schedules. The schedules to the Credit Agreement shall be supplemented by the attached schedules.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this agreement this 21st day of December, 2015.

NEW ALBERTSON’S, INC.

By:	/s/ James Perkins
	Name:	James Perkins
	Title:	President & Chief Operating Officer

[Signature Page to Term Loan Agreement Joinder]

ABS FINANCE CO., INC.

ACME MARKETS, INC.

AMERICAN DRUG STORES LLC

AMERICAN PARTNERS, L.P.

AMERICAN PROCUREMENT AND LOGISTICS COMPANY LLC

AMERICAN STORES COMPANY, LLC

APLC PROCUREMENT, INC.

ASC MEDIA SERVICES, INC.

ASP REALTY, INC.

CLIFFORD W. PERHAM, INC.

JETCO PROPERTIES, INC.

JEWEL COMPANIES, INC.

JEWEL FOOD STORES, INC.

LUCKY STORES LLC

OAKBROOK BEVERAGE CENTERS, INC.

SHAW EQUIPMENT CORPORATION

SHAW’S REALTY CO.

SHAW’S SUPERMARKETS, INC.

SSM HOLDINGS COMPANY

STAR MARKETS COMPANY, INC.

STAR MARKETS HOLDINGS, INC.

WILDCAT MARKETS OPCO LLC

NAI SATURN EASTERN LLC

By:	/s/ Gary Morton
	Name:	Gary Morton
	Title:	Vice President, Treasurer & Assistant Secretary

SHAW’S REALTY TRUST

By:	/s/ Gary Morton
	Name:	Gary Morton
	Title:	Trustee

ACKNOWLEDGED AND AGREED as of the date of this Joinder and Assumption Agreement first above written. CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory